Exhibit 99.3

Brighthouse Financial, Inc.
Financial Supplement

Fourth Quarter 2020

Table of Contents	Financial Results
	1	Key Metrics
	2	GAAP Statements of Operations
	3	GAAP Balance Sheets

Earnings and Select Metrics from Business Segments and Corporate & Other
	5	Statements of Adjusted Earnings by Segment and Corporate & Other
	7	Annuities — Statements of Adjusted Earnings
	8	Annuities — Select Operating Metrics
	10	Life — Statements of Adjusted Earnings
	11	Life — Select Operating Metrics
	13	Run-off — Statements of Adjusted Earnings
	14	Run-off — Select Operating Metrics
	15	Corporate & Other — Statements of Adjusted Earnings

Other Information
	17	DAC and VOBA and Net Derivative Gains (Losses)
	18	Notable Items
	19	Variable Annuity Separate Account Returns and Allocations
	20	Summary of Investments
	21	Statutory Statement of Operations Information
	22	Statutory Balance Sheet and Surplus Information

Appendix
	A-1	Note Regarding Forward-Looking Statements
	A-2	Non-GAAP and Other Financial Disclosures
	A-6	Acronyms
A-7
Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share

	A-8	Reconciliation of Return on Common Equity to Adjusted Return on Common Equity
	A-9	Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses
	A-10	Investment Reconciliation Details

Note: See the Appendix for non-GAAP financial information, definitions and reconciliations. Financial information, unless otherwise noted, is rounded to millions. Some financial information, therefore, may not sum to the corresponding total.

As used in this financial supplement, “Brighthouse Financial,” “Brighthouse,” the “Company,” “we,” “our” and “us” refer to Brighthouse Financial, Inc.

Financial Results

Financial Supplement	1

Key Metrics (Unaudited, dollars in millions except per share amounts)

	As of or For the Three Months Ended
Financial Results and Metrics (1)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net income (loss) available to shareholders	$(1,045)	$(3,012)	$(1,998)	$4,950	$(1,077)
Adjusted earnings	$189	$(689)	$11	$211	$282
Adjusted earnings, less notable items (2)	$272	$388	$39	$273	$265
Total corporate expenses (3)	$236	$204	$210	$214	$283
Combined total adjusted capital (4)	$8,600	$8,432	$7,724	$7,217	$9,694
Combined risk-based capital ratio (5)	~485%	525%-545%	515%-535%	515%-535%	552%

Stockholders' Equity
Brighthouse Financial, Inc.’s stockholders’ equity	$18,023	$18,266	$20,909	$20,374	$16,172
Less: Preferred stock, net	1,360	802	802	412	412
Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI	$16,663	$17,464	$20,107	$19,962	$15,760
Less: AOCI	5,716	5,381	4,965	2,647	3,240
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$10,947	$12,083	$15,142	$17,315	$12,520

Return on Common Equity (1)
Return on common equity	(6.1)%	(6.3)%	14.3%	29.5%	(4.9)%
Return on common equity, excluding AOCI	(8.1)%	(8.0)%	17.8%	35.4%	(5.8)%
Adjusted return on common equity	(2.0)%	(1.3)%	2.3%	4.2%	4.5%

Earnings Per Common Share, Diluted (1), (6)
Net income (loss) available to shareholders per common share	$(11.69)	$(32.49)	$(21.10)	$47.11	$(10.02)
Adjusted earnings per common share	$2.10	$(7.43)	$0.11	$2.01	$2.61
Adjusted earnings, less notable items per common share	$3.03	$4.19	$0.41	$2.60	$2.46
Weighted average common shares outstanding	89,890,162	92,693,188	94,837,492	105,093,515	107,840,324

Book Value Per Common Share
Book value per common share (1)	$188.90	$191.58	$216.25	$198.62	$148.64
Book value per common share, excluding AOCI (1)	$124.10	$132.55	$162.85	$172.28	$118.08
Ending common shares outstanding	88,211,618	91,158,927	92,979,854	100,502,488	106,027,301

(1) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(2) See additional information regarding notable items on page 18.
(3) Includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.
(4) Reflects preliminary statutory results for the three months ended December 31, 2020. See additional information on page 22.
(5) The RBC ratio is reported as a preliminary range on the quarters.
(6) For loss periods, dilutive shares were not included in the calculation of net income (loss) available to shareholders per common share or adjusted earnings per common share as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	2

GAAP Statements of Operations (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Revenues	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Premiums	$191	$184	$193	$198	$209	$766	$882
Universal life and investment-type product policy fees	868	882	827	886	950	3,463	3,580
Net investment income	1,037	996	652	916	898	3,601	3,579
Other revenues	119	99	93	102	107	413	389
Revenues before NIGL and NDGL	2,215	2,161	1,765	2,102	2,164	8,243	8,430
Net investment gains (losses)	326	5	(34)	(19)	33	278	112
Net derivative gains (losses)	(2,410)	(1,857)	(2,653)	6,902	(1,891)	(18)	(1,988)
Total revenues	$131	$309	$(922)	$8,985	$306	$8,503	$6,554

Expenses
Interest credited to policyholder account balances	$276	$281	$276	$259	$268	$1,092	$1,063
Policyholder benefits and claims	638	3,047	839	1,187	734	5,711	3,670
Amortization of DAC and VOBA	(156)	244	(92)	770	9	766	382
Interest expense on debt	45	47	45	47	47	184	191
Other expenses	634	533	532	470	620	2,169	2,300
Total expenses	1,437	4,152	1,600	2,733	1,678	9,922	7,606
Income (loss) before provision for income tax	(1,306)	(3,843)	(2,522)	6,252	(1,372)	(1,419)	(1,052)
Provision for income tax expense (benefit)	(275)	(850)	(531)	1,293	(303)	(363)	(317)
Net income (loss)	(1,031)	(2,993)	(1,991)	4,959	(1,069)	(1,056)	(735)
Less: Net income (loss) attributable to noncontrolling interests	1	2	—	2	1	5	5
Net income (loss) attributable to Brighthouse Financial, Inc.	(1,032)	(2,995)	(1,991)	4,957	(1,070)	(1,061)	(740)
Less: Preferred stock dividends	13	17	7	7	7	44	21
Net income (loss) available to Brighthouse Financial, Inc.’s common shareholders	$(1,045)	$(3,012)	$(1,998)	$4,950	$(1,077)	$(1,105)	$(761)

Financial Supplement	3

GAAP Balance Sheets (Unaudited, in millions)

	As of
ASSETS	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Investments:
Fixed maturity securities available-for-sale	$82,495	$79,338	$76,796	$71,302	$71,036
Equity securities	138	117	129	122	147
Mortgage loans	15,808	15,746	15,791	15,547	15,753
Policy loans	1,291	1,289	1,201	1,250	1,292
Limited partnerships and limited liability companies	2,810	2,562	2,354	2,505	2,380
Short-term investments	3,242	4,239	4,537	4,348	1,958
Other invested assets	3,747	5,038	6,364	9,658	3,216
Total investments	109,531	108,329	107,172	104,732	95,782
Cash and cash equivalents	4,108	6,189	7,325	8,930	2,877
Accrued investment income	676	781	664	868	684
Reinsurance recoverables	15,338	15,052	14,359	14,220	13,990
Premiums and other receivables	820	1,035	859	774	770
DAC and VOBA	4,911	4,664	4,856	4,862	5,448
Current income tax recoverable	—	—	1	9	17
Other assets	516	447	532	550	584
Separate account assets	111,969	103,184	99,599	89,008	107,107
Total assets	$247,869	$239,681	$235,367	$223,953	$227,259
LIABILITIES AND EQUITY
Liabilities
Future policy benefits	$44,448	$44,537	$41,841	$40,653	$39,686
Policyholder account balances	54,508	52,798	50,338	47,288	45,771
Other policy-related balances	3,411	3,088	3,152	3,169	3,111
Payables for collateral under securities loaned and other transactions	5,252	6,989	7,876	10,988	4,391
Long-term debt	3,436	3,979	3,979	4,365	4,365
Current income tax payable	126	72	—	—	—
Deferred income tax liability	1,620	1,816	2,567	2,482	1,355
Other liabilities	5,011	4,887	5,041	5,561	5,236
Separate account liabilities	111,969	103,184	99,599	89,008	107,107
Total liabilities	229,781	221,350	214,393	203,514	211,022
Equity
Preferred stock, at par value	—	—	—	—	—
Common stock, at par value	1	1	1	1	1
Additional paid-in capital	13,878	13,314	13,307	12,911	12,908
Retained earnings (deficit)	(534)	511	3,523	5,521	585
Treasury stock	(1,038)	(941)	(887)	(706)	(562)
Accumulated other comprehensive income (loss)	5,716	5,381	4,965	2,647	3,240
Total Brighthouse Financial, Inc.’s stockholders’ equity	18,023	18,266	20,909	20,374	16,172
Noncontrolling interests	65	65	65	65	65
Total equity	18,088	18,331	20,974	20,439	16,237
Total liabilities and equity	$247,869	$239,681	$235,367	$223,953	$227,259

Earnings and Select
Metrics from
Business Segments and Corporate & Other

Financial Supplement	5

Statements of Adjusted Earnings by Segment and Corporate & Other (Unaudited, in millions)

	For the Three Months Ended December 31, 2020
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$38	$131	$2	$20	$191
Universal life and investment-type product policy fees	588	62	155	—	805
Net investment income	486	144	396	16	1,042
Other revenues	91	8	7	2	108
Total adjusted revenues	$1,203	$345	$560	$38	$2,146

Adjusted expenses
Interest credited to policyholder account balances	$165	$27	$82	$1	$275
Policyholder benefits and claims	153	246	405	16	820
Amortization of DAC and VOBA	118	3	—	3	124
Interest expense on debt	—	—	—	45	45
Other operating costs	407	54	49	116	626
Total adjusted expenses	843	330	536	181	1,890
Adjusted earnings before provision for income tax	360	15	24	(143)	256
Provision for income tax expense (benefit)	67	2	(1)	(15)	53
Adjusted earnings after provision for income tax	293	13	25	(128)	203
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	14	14
Adjusted earnings	$293	$13	$25	$(142)	$189

	For the Three Months Ended December 31, 2019
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$32	$154	$1	$22	$209
Universal life and investment-type product policy fees	585	109	191	—	885
Net investment income	457	106	323	18	904
Other revenues	79	6	7	4	96
Total adjusted revenues	$1,153	$375	$522	$44	$2,094

Adjusted expenses
Interest credited to policyholder account balances	$151	$26	$91	$—	$268
Policyholder benefits and claims	134	190	371	14	709
Amortization of DAC and VOBA	95	4	—	3	102
Interest expense on debt	—	—	—	47	47
Other operating costs	449	61	53	57	620
Total adjusted expenses	829	281	515	121	1,746
Adjusted earnings before provision for income tax	324	94	7	(77)	348
Provision for income tax expense (benefit)	59	19	1	(21)	58
Adjusted earnings after provision for income tax	265	75	6	(56)	290
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	8	8
Adjusted earnings	$265	$75	$6	$(64)	$282

Financial Supplement	6

Statements of Adjusted Earnings by Segment and Corporate & Other (Cont.) (Unaudited, in millions)

	For the Year Ended December 31, 2020
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$147	$533	$2	$84	$766
Universal life and investment-type product policy fees	2,250	315	639	—	3,204
Net investment income	1,820	460	1,269	70	3,619
Other revenues	346	26	28	2	402
Total adjusted revenues	$4,563	$1,334	$1,938	$156	$7,991

Adjusted expenses
Interest credited to policyholder account balances	$651	$106	$329	$3	$1,089
Policyholder benefits and claims	530	763	3,078	57	4,428
Amortization of DAC and VOBA	440	107	—	(9)	538
Interest expense on debt	—	—	—	184	184
Other operating costs	1,509	176	186	253	2,124
Total adjusted expenses	3,130	1,152	3,593	488	8,363
Adjusted earnings before provision for income tax	1,433	182	(1,655)	(332)	(372)
Provision for income tax expense (benefit)	266	34	(356)	(87)	(143)
Adjusted earnings after provision for income tax	1,167	148	(1,299)	(245)	(229)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	49	49
Adjusted earnings	$1,167	$148	$(1,299)	$(294)	$(278)

	For the Year Ended December 31, 2019
Adjusted revenues	Annuities	Life	Run-off	Corporate & Other	Total
Premiums	$198	$592	$2	$90	$882
Universal life and investment-type product policy fees	2,326	279	716	(5)	3,316
Net investment income	1,809	436	1,265	75	3,585
Other revenues	315	21	26	16	378
Total adjusted revenues	$4,648	$1,328	$2,009	$176	$8,161

Adjusted expenses
Interest credited to policyholder account balances	$584	$105	$373	$—	$1,062
Policyholder benefits and claims	609	719	2,016	59	3,403
Amortization of DAC and VOBA	516	5	—	14	535
Interest expense on debt	—	—	—	191	191
Other operating costs	1,676	211	200	213	2,300
Total adjusted expenses	3,385	1,040	2,589	477	7,491
Adjusted earnings before provision for income tax	1,263	288	(580)	(301)	670
Provision for income tax expense (benefit)	235	57	(126)	(121)	45
Adjusted earnings after provision for income tax	1,028	231	(454)	(180)	625
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	—	—	—	26	26
Adjusted earnings	$1,028	$231	$(454)	$(206)	$599

Financial Supplement	7

Annuities — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Premiums	$38	$34	$40	$35	$32	$147	$198
Universal life and investment-type product policy fees	588	569	527	566	585	2,250	2,326
Net investment income	486	469	405	460	457	1,820	1,809
Other revenues	91	85	80	90	79	346	315
Total adjusted revenues	$1,203	$1,157	$1,052	$1,151	$1,153	$4,563	$4,648

Adjusted expenses
Interest credited to policyholder account balances	$165	$169	$162	$155	$151	$651	$584
Policyholder benefits and claims	153	9	164	204	134	530	609
Amortization of DAC and VOBA	118	127	157	38	95	440	516
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	407	373	364	365	449	1,509	1,676
Total adjusted expenses	843	678	847	762	829	3,130	3,385
Adjusted earnings before provision for income tax	360	479	205	389	324	1,433	1,263
Provision for income tax expense (benefit)	67	92	34	73	59	266	235
Adjusted earnings	$293	$387	$171	$316	$265	$1,167	$1,028

Financial Supplement	8

Annuities — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
VARIABLE AND SHIELD LEVEL ANNUITIES ACCOUNT VALUE (1)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Account value, beginning of period	$115,111	$110,993	$100,691	$116,426	$112,707
Deposits	1,838	1,428	1,319	1,607	1,608
Withdrawals, surrenders and contract benefits	(2,593)	(1,958)	(1,827)	(2,656)	(2,826)
Net flows (2)	(755)	(530)	(508)	(1,049)	(1,218)
Investment performance (3)	10,663	5,404	11,496	(14,066)	5,693
Policy charges and other	(792)	(756)	(686)	(620)	(756)
Account value, end of period	$124,227	$115,111	$110,993	$100,691	$116,426

FIXED ANNUITIES ACCOUNT VALUE (4)
Account value, beginning of period	$14,443	$13,660	$13,313	$13,113	$13,069
Deposits	1,159	946	548	402	314
Withdrawals, surrenders and contract benefits	(332)	(242)	(291)	(272)	(332)
Net flows (2)	827	704	257	130	(18)
Interest credited	89	98	92	89	88
Other	(1)	(19)	(2)	(19)	(26)
Account value, end of period	$15,358	$14,443	$13,660	$13,313	$13,113

INCOME ANNUITIES (1)
Income annuity insurance liabilities	$4,817	$4,798	$4,587	$4,565	$4,588

(1) Includes general account and separate account.
(2) Deposits and withdrawals include policy exchanges.
(3) Includes imputed interest on indexed annuities and the interest credited on the general account investment option of variable products.
(4) Includes fixed index annuities.

Financial Supplement	9

Annuities — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
VARIABLE AND SHIELD LEVEL ANNUITY SALES	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Shield Level Annuities (1)	$1,359	$934	$905	$1,140	$1,197	$4,338	$4,459
GMWB/GMAB	332	350	277	322	264	1,281	912
GMDB only	81	87	82	87	80	337	310
GMIB	23	19	22	19	17	83	84
Total variable and Shield Level annuity sales	$1,795	$1,390	$1,286	$1,568	$1,558	$6,039	$5,765

FIXED AND INCOME ANNUITY SALES
Fixed index annuities (2)	$253	$234	$309	$208	$261	$1,004	$1,129
Fixed deferred annuities	902	709	239	191	49	2,041	351
Single premium immediate annuities	—	1	4	1	3	6	22
Other fixed and income annuities	1	1	—	1	—	3	9
Total fixed and income annuity sales	$1,156	$945	$552	$401	$313	$3,054	$1,511

(1) Shield Level Annuities refers to our suite of structured annuities consisting of products marketed under various names.
(2) Represents 100% of gross sales on directly written business and the proportion of assumed gross sales under reinsurance agreements.

Financial Supplement	10

Life — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Premiums	$131	$129	$132	$141	$154	$533	$592
Universal life and investment-type product policy fees	62	83	77	93	109	315	279
Net investment income	144	131	69	116	106	460	436
Other revenues	8	7	7	4	6	26	21
Total adjusted revenues	$345	$350	$285	$354	$375	$1,334	$1,328

Adjusted expenses
Interest credited to policyholder account balances	$27	$27	$25	$27	$26	$106	$105
Policyholder benefits and claims	246	132	148	237	190	763	719
Amortization of DAC and VOBA	3	50	(4)	58	4	107	5
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	54	47	56	19	61	176	211
Total adjusted expenses	330	256	225	341	281	1,152	1,040
Adjusted earnings before provision for income tax	15	94	60	13	94	182	288
Provision for income tax expense (benefit)	2	18	12	2	19	34	57
Adjusted earnings	$13	$76	$48	$11	$75	$148	$231

Financial Supplement	11

Life — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
LIFE ACCOUNT VALUE: GENERAL ACCOUNT	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Universal and variable universal life account value, beginning of period	$2,670	$2,674	$2,691	$2,682	$2,699
Premiums and deposits (1)	69	65	67	74	62
Surrenders and contract benefits	(43)	(38)	(43)	(33)	(37)
Net flows	26	27	24	41	25
Net transfers from (to) separate account	25	16	11	19	12
Interest credited	26	26	25	25	26
Policy charges and other	(73)	(73)	(77)	(76)	(80)
Universal and variable universal life account value, end of period	$2,674	$2,670	$2,674	$2,691	$2,682

LIFE ACCOUNT VALUE: SEPARATE ACCOUNT
Variable universal life account value, beginning of period	$5,582	$5,261	$4,478	$5,493	$5,200
Premiums and deposits	50	50	51	52	54
Surrenders and contract benefits	(54)	(49)	(44)	(65)	(60)
Net flows	(4)	1	7	(13)	(6)
Investment performance	733	390	839	(928)	366
Net transfers from (to) general account	(25)	(16)	(11)	(19)	(12)
Policy charges and other	(56)	(54)	(52)	(55)	(55)
Variable universal life account value, end of period	$6,230	$5,582	$5,261	$4,478	$5,493

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	12

Life — Select Operating Metrics (Cont.) (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
LIFE SALES	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Total life sales	$15	$13	$12	$16	$12	$56	$25

	As of
LIFE INSURANCE IN-FORCE	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Whole Life
Life Insurance in-force, before reinsurance	$19,585	$19,762	$20,094	$20,298	$20,602
Life Insurance in-force, net of reinsurance	$3,313	$3,371	$3,088	$3,105	$3,163

Term Life
Life Insurance in-force, before reinsurance	$388,298	$391,583	$395,391	$402,720	$409,427
Life Insurance in-force, net of reinsurance	$301,731	$303,232	$304,758	$309,500	$314,034

Universal and Variable Universal Life
Life Insurance in-force, before reinsurance	$50,922	$52,377	$52,796	$53,009	$54,269
Life Insurance in-force, net of reinsurance	$38,490	$39,258	$39,482	$39,466	$40,461

Financial Supplement	13

Run-off — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Premiums	$2	$—	$—	$—	$1	$2	$2
Universal life and investment-type product policy fees	155	163	159	162	191	639	716
Net investment income	396	383	166	324	323	1,269	1,265
Other revenues	7	7	7	7	7	28	26
Total adjusted revenues	$560	$553	$332	$493	$522	$1,938	$2,009

Adjusted expenses
Interest credited to policyholder account balances	$82	$82	$88	$77	$91	$329	$373
Policyholder benefits and claims	405	1,870	349	454	371	3,078	2,016
Amortization of DAC and VOBA	—	—	—	—	—	—	—
Interest expense on debt	—	—	—	—	—	—	—
Other operating costs	49	44	41	52	53	186	200
Total adjusted expenses	536	1,996	478	583	515	3,593	2,589
Adjusted earnings before provision for income tax	24	(1,443)	(146)	(90)	7	(1,655)	(580)
Provision for income tax expense (benefit)	(1)	(304)	(31)	(20)	1	(356)	(126)
Adjusted earnings	$25	$(1,139)	$(115)	$(70)	$6	$(1,299)	$(454)

Financial Supplement	14

Run-off — Select Operating Metrics (Unaudited, in millions)

	For the Three Months Ended
UNIVERSAL LIFE WITH SECONDARY GUARANTEES ACCOUNT VALUE	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Account value, beginning of period	$5,865	$5,930	$5,979	$6,018	$6,058
Premiums and deposits (1)	181	176	181	180	186
Surrenders and contract benefits	(23)	(40)	(31)	(24)	(34)
Net flows	158	136	150	156	152
Interest credited	51	51	57	57	59
Policy charges and other	(251)	(252)	(256)	(252)	(251)
Account value, end of period	$5,823	$5,865	$5,930	$5,979	$6,018

	As of
LIFE INSURANCE IN-FORCE	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Universal Life with Secondary Guarantees
Life Insurance in-force, before reinsurance	$76,745	$76,342	$76,872	$77,428	$78,008
Life Insurance in-force, net of reinsurance	$37,044	$36,842	$37,126	$37,481	$37,740

(1) Includes premiums and sales directed to the general account investment option of variable products.

Financial Supplement	15

Corporate & Other — Statements of Adjusted Earnings (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
Adjusted revenues	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Premiums	$20	$21	$21	$22	$22	$84	$90
Universal life and investment-type product policy fees	—	—	—	—	—	—	(5)
Net investment income	16	18	16	20	18	70	75
Other revenues	2	—	—	—	4	2	16
Total adjusted revenues	$38	$39	$37	$42	$44	$156	$176

Adjusted expenses
Interest credited to policyholder account balances	$1	$1	$1	$—	$—	$3	$—
Policyholder benefits and claims	16	10	14	17	14	57	59
Amortization of DAC and VOBA	3	(19)	4	3	3	(9)	14
Interest expense on debt	45	47	45	47	47	184	191
Other operating costs	116	32	71	34	57	253	213
Total adjusted expenses	181	71	135	101	121	488	477
Adjusted earnings before provision for income tax	(143)	(32)	(98)	(59)	(77)	(332)	(301)
Provision for income tax expense (benefit)	(15)	(38)	(12)	(22)	(21)	(87)	(121)
Adjusted earnings after provision for income tax	(128)	6	(86)	(37)	(56)	(245)	(180)
Less: Net income (loss) attributable to noncontrolling interests and preferred stock dividends	14	19	7	9	8	49	26
Adjusted earnings	$(142)	$(13)	$(93)	$(46)	$(64)	$(294)	$(206)

Other
Information

Financial Supplement	17

DAC and VOBA and Net Derivative Gains (Losses) (Unaudited, in millions)

	For the Three Months Ended
DAC AND VOBA ROLLFORWARD	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Balance, beginning of period	$4,664	$4,856	$4,862	$5,448	$5,317
Capitalization	128	90	92	98	95
Amortization:
Included in adjusted earnings, excluding notable items	(124)	(121)	(157)	(99)	(137)
Related to notable items, included in adjusted expenses	—	(37)	—	—	35
Related to items not included in adjusted expenses	280	(86)	249	(671)	93
Total amortization	156	(244)	92	(770)	(9)
Unrealized investment gains (losses)	(37)	(38)	(190)	86	45
Balance, end of period	$4,911	$4,664	$4,856	$4,862	$5,448
	As of
DAC AND VOBA BY SEGMENT AND CORPORATE & OTHER	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Annuities	$3,829	$3,574	$3,733	$3,745	$4,327
Life	971	976	1,027	1,018	1,019
Run-off	5	5	5	5	5
Corporate & Other	106	109	91	94	97
Total DAC and VOBA	$4,911	$4,664	$4,856	$4,862	$5,448

	For the Three Months Ended
NET DERIVATIVE GAINS (LOSSES)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net derivative gains (losses):
Variable annuity hedges and embedded derivatives, net	$(2,092)	$(1,688)	$(2,576)	$5,181	$(1,419)
ULSG hedges	(291)	(97)	(64)	1,583	(446)
Other hedges and embedded derivatives	(32)	(77)	(17)	134	(32)
Subtotal	(2,415)	(1,862)	(2,657)	6,898	(1,897)
Investment hedge adjustments	5	5	4	4	6
Total net derivative gains (losses)	$(2,410)	$(1,857)	$(2,653)	$6,902	$(1,891)

Financial Supplement	18

Notable Items (Unaudited, in millions)

	For the Three Months Ended
NOTABLE ITEMS IMPACTING ADJUSTED EARNINGS	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Actuarial items and other insurance adjustments	$17	$1,062	$—	$48	$(42)
Establishment costs	32	15	28	14	25
Debt repayment costs	34	—	—	—	—
Total notable items (1)	$83	$1,077	$28	$62	$(17)

NOTABLE ITEMS BY SEGMENT AND CORPORATE & OTHER
Annuities	$—	$(102)	$—	$—	$(42)
Life	17	11	—	—	—
Run-off	—	1,172	—	48	—
Corporate & Other	66	(4)	28	14	25
Total notable items (1)	$83	$1,077	$28	$62	$(17)

(1) Notable items reflect the negative (positive) after-tax impact to adjusted earnings of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Financial Supplement	19

Variable Annuity Separate Account Returns and Allocations (Unaudited)

	For the Three Months Ended
VARIABLE ANNUITY SEPARATE ACCOUNT RETURNS	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Total Quarterly VA separate account gross returns	11.48%	6.04%	14.11%	(14.31)%	6.14%

TOTAL VARIABLE ANNUITY SEPARATE ACCOUNT ALLOCATIONS
Percent allocated to equity funds	27.88%	26.85%	26.31%	24.11%	26.19%
Percent allocated to bond funds/other funds	8.43%	8.82%	8.73%	9.59%	8.23%
Percent allocated to target volatility funds	21.69%	22.38%	22.85%	24.41%	23.10%
Percent allocated to balanced funds	42.00%	41.95%	42.11%	41.89%	42.48%

Financial Supplement	20

Summary of Investments (Unaudited, dollars in millions)

	December 31, 2020		December 31, 2019
	Amount	% of Total	Amount	% of Total
Fixed maturity securities:
U.S. corporate securities	$37,906	33.36%	$31,160	31.58%
Foreign corporate securities	11,511	10.13%	9,844	9.98%
U.S. government and agency securities	8,638	7.60%	7,396	7.50%
Residential mortgage-backed securities	8,294	7.30%	9,118	9.24%
Commercial mortgage-backed securities	6,790	5.98%	5,755	5.83%
State and political subdivision securities	4,640	4.08%	4,057	4.11%
Asset-backed securities	2,884	2.54%	1,955	1.98%
Foreign government securities	1,832	1.60%	1,751	1.78%
Total fixed maturity securities	82,495	72.59%	71,036	72.00%
Equity securities	138	0.12%	147	0.15%
Mortgage loans:
Commercial mortgage loans	9,714	8.55%	9,721	9.85%
Agricultural mortgage loans	3,538	3.11%	3,388	3.44%
Residential mortgage loans	2,650	2.33%	2,708	2.74%
Allowance for credit losses	(94)	(0.08)%	(64)	(0.06)%
Total mortgage loans, net	15,808	13.91%	15,753	15.97%
Policy loans	1,291	1.14%	1,292	1.31%
Limited partnerships and limited liability companies	2,810	2.47%	2,380	2.41%
Cash, cash equivalents and short-term investments	7,350	6.47%	4,835	4.90%
Other invested assets:
Derivatives:
Interest rate	2,094	1.84%	1,778	1.80%
Equity market	1,227	1.08%	921	0.93%
Foreign currency exchange rate	220	0.19%	286	0.29%
Credit	41	0.04%	36	0.04%
Total derivatives	3,582	3.15%	3,021	3.06%
FHLB common stock	39	0.04%	39	0.04%
Other	126	0.11%	156	0.16%
Total other invested assets	3,747	3.30%	3,216	3.26%
Total investments and cash and cash equivalents	$113,639	100.00%	$98,659	100.00%

	For the Three Months Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net investment income yield (1), (2)	4.56%	4.42%	2.98%	4.30%	4.32%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-2 of the Appendix hereto. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Financial Supplement	21

Statutory Statement of Operations Information (Unaudited, in millions except Normalized Statutory Earnings (Loss))

	For the Three Months Ended					For the Year Ended
COMBINED REVENUES AND EXPENSES (1)	PRELIMINARY December 31, 2020 (2)	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	PRELIMINARY December 31, 2020 (2)	December 31, 2019
Total revenues (Line 9)	$3,500	$2,904	$1,421	$5,740	$2,086	$13,565	$11,358
Total benefits and expenses before dividends to policyholders (Line 28)	$1,400	$1,351	$(1,401)	$13,045	$1,008	$14,395	$9,323

COMBINED NET INCOME (LOSS) (1)
Gain (loss) from operations net of taxes and dividends to policyholders (Line 33)	$2,100	$1,519	$2,817	$(7,305)	$1,089	$(869)	$1,957
Net realized capital gains (losses), net of taxes and certain transfers to interest maintenance reserve (Line 34)	(400)	(1,253)	741	483	(297)	(429)	(960)
Net income (loss) (Line 35)	$1,700	$266	$3,558	$(6,822)	$792	$(1,298)	$997

						For the Year Ended
NORMALIZED STATUTORY EARNINGS (LOSS) (3), (4)						PRELIMINARY December 31, 2020 (2)	December 31, 2019
						(In billions)
Statutory net gain (loss) from operations, pre-tax						$(0.5)	$2.2
Add: net realized capital gains (losses)						(0.4)	(0.9)
Add: change in total asset requirement at CTE95, net of the change in VA reserves						(0.6)	1.2
Add: unrealized gains (losses) on VA hedging program						1.4	(0.8)
Add: impact of NAIC VA capital reform and actuarial assumption update						(0.6)	0.1
Add: other adjustments, net						0.3	0.1
Normalized statutory earnings (loss)						$(0.4)	$1.9

(1) Combined statutory results are for Brighthouse Life Insurance Company, Brighthouse Life Insurance Company of NY and New England Life Insurance Company.
(2) Reflects preliminary statutory results for the three months and year ended December 31, 2020.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) Normalized statutory earnings (loss), presented in billions, is for Brighthouse Life Insurance Company and New England Life Insurance Company.

Financial Supplement	22

Statutory Balance Sheet and Surplus Information (Unaudited, in millions)

	As of
COMBINED ASSETS, LIABILITIES, AND CAPITAL AND SURPLUS (1)	PRELIMINARY December 31, 2020 (2)	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Total assets (Line 28)	$197,900	$192,215	$189,871	$184,996	$186,564
Total liabilities (Line 28)	$190,300	$184,709	$182,938	$178,673	$177,702
Total capital and surplus (Line 38)	$7,600	$7,506	$6,933	$6,323	$8,862

COMBINED TAC AND RBC RATIO (1), (3)
Combined total adjusted capital	$8,600	$8,432	$7,724	$7,217	$9,694
Combined risk-based capital ratio (4)	~485%	525%-545%	515%-535%	515%-535%	552%

	As of
COMBINED ORDINARY DIVIDEND CAPACITY (1)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Dividends paid to Holding Company	$511	$—	$500	$300	$131
Remaining ordinary dividend capacity (5)	$816	$1,327	$1,327	$1,827	$798

(1) Combined statutory results are for Brighthouse Life Insurance Company and New England Life Insurance Company.
(2) Reflects preliminary statutory results as of December 31, 2020.
(3) See definitions for Non-GAAP and Other Financial Disclosures in the Appendix beginning on page A-2.
(4) The RBC ratio is reported as a preliminary range on the quarters.
(5) Reflects remaining dividend amounts that may be paid at one or more points in time during the respective calendar year without prior regulatory approval.

Appendix

Financial Supplement	A-1

Note Regarding Forward-Looking Statements

This financial supplement and other oral or written statements that we make from time to time may contain information that includes or is based upon forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements involve substantial risks and uncertainties. We have tried, wherever possible, to identify such statements using words such as “anticipate,” “estimate,” “expect,” “project,” “may,” “will,” “could,” “intend,” “goal,” “target,” “guidance,” “forecast,” “preliminary,” “objective,” “continue,” “aim,” “plan,” “believe” and other words and terms of similar meaning, or that are tied to future periods, in connection with a discussion of future operating or financial performance. In particular, these include, without limitation, statements relating to future actions, prospective services or products, financial projections, future performance or results of current and anticipated services or products, sales efforts, expenses, the outcome of contingencies such as legal proceedings, as well as trends in operating and financial results.

Any or all forward-looking statements may turn out to be wrong. They can be affected by inaccurate assumptions or by known or unknown risks and uncertainties. Many such factors will be important in determining the actual future results of Brighthouse Financial. These statements are based on current expectations and the current economic environment and involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance. Actual results could differ materially from those expressed or implied in the forward-looking statements due to a variety of known and unknown risks, uncertainties and other factors. Although it is not possible to identify all of these risks and factors, they include, among others: the impact of the ongoing COVID-19 pandemic; differences between actual experience and actuarial assumptions and the effectiveness of our actuarial models; higher risk management costs and exposure to increased market risk due to guarantees within certain of our products; the effectiveness of our variable annuity exposure risk management strategy and the impact of such strategy on volatility in our profitability measures and negative effects on our statutory capital; the reserves we are required to hold against our variable annuities as a result of actuarial guidelines; the potential material adverse effect of changes in accounting standards, practices and/or policies applicable to us, including changes in the accounting for long-duration contracts; our degree of leverage due to indebtedness; the impact of adverse capital and credit market conditions, including with respect to our ability to meet liquidity needs and access capital; the impact of changes in regulation and in supervisory and enforcement policies on our insurance business or other operations; the availability of reinsurance and the ability of the counterparties to our reinsurance or indemnification arrangements to perform their obligations thereunder; the adverse impact to liabilities for policyholder claims as a result of extreme mortality events; heightened competition, including with respect to service, product features, scale, price, actual or perceived financial strength, claims-paying ratings, credit ratings, e-business capabilities and name recognition; any failure of third parties to provide services we need, any failure of the practices and procedures of such third parties and any inability to obtain information or assistance we need from third parties; the ability of our insurance subsidiaries to pay dividends to us, and our ability to pay dividends to our shareholders and repurchase our common stock; the effectiveness of our policies and procedures in managing risk; our ability to market and distribute our products through distribution channels; whether all or any portion of the tax consequences of our separation from MetLife, Inc. (“MetLife”) are not as expected, leading to material additional taxes or material adverse consequences to tax attributes that impact us; the uncertainty of the outcome of any disputes with MetLife over tax-related or other matters and agreements or disagreements regarding MetLife’s or our obligations under our other agreements; the potential material negative tax impact of potential future tax legislation that could make some of our products less attractive to consumers; and other factors described from time to time in documents that we file with the U.S. Securities and Exchange Commission (the “SEC”).

For the reasons described above, we caution you against relying on any forward-looking statements, which should also be read in conjunction with the other cautionary statements included and the risks, uncertainties and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2019, particularly in the sections entitled “Risk Factors” and “Quantitative and Qualitative Disclosures About Market Risk,” as well as in our other subsequent filings with the SEC. Further, any forward-looking statement speaks only as of the date on which it is made, and we undertake no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as otherwise may be required by law.

Financial Supplement	A-2

Non-GAAP and Other Financial Disclosures

Our definitions of the non-GAAP and other financial measures may differ from those used by other companies.

Non-GAAP Financial Disclosures

We present certain measures of our performance that are not calculated in accordance with GAAP. We believe that these non-GAAP financial measures highlight our results of operations and the underlying profitability drivers of our business, as well as enhance the understanding of our performance by the investor community.

The following non-GAAP financial measures, previously referred to as operating measures, should not be viewed as substitutes for the most directly comparable financial measures calculated in accordance with GAAP:

Non-GAAP financial measures:		Most directly comparable GAAP financial measures:
(i)	adjusted earnings	(i)	net income (loss) available to shareholders (1)
(ii)	adjusted earnings, less notable items	(ii)	net income (loss) available to shareholders (1)
(iii)	adjusted revenues	(iii)	revenues
(iv)	adjusted expenses	(iv)	expenses
(v)	adjusted earnings per common share	(v)	earnings per common share, diluted (1)
(vi)	adjusted earnings per common share, less notable items	(vi)	earnings per common share, diluted (1)
(vii)	adjusted return on common equity	(vii)	return on common equity (2)
(viii)	adjusted return on common equity, less notable items	(viii)	return on common equity (2)
(ix)	adjusted net investment income	(ix)	net investment income
__________________
(1) Brighthouse uses net income (loss) available to shareholders to refer to net income (loss) available to Brighthouse Financial, Inc.’s common shareholders, and earnings per common share, diluted to refer to net income (loss) available to shareholders per common share.

(2) Brighthouse uses return on common equity to refer to return on Brighthouse Financial, Inc.’s common stockholders' equity.

Reconciliations to the most directly comparable historical GAAP measures are included for those measures which are presented herein. Reconciliations of these non-GAAP financial measures to the most directly comparable GAAP financial measures are not accessible on a forward-looking basis because we believe it is not possible without unreasonable efforts to provide other than a range of net investment gains and losses and net derivative gains and losses, which can fluctuate significantly within or outside the range and from period to period and may have a material impact on net income (loss) available to shareholders.

Adjusted Earnings, Adjusted Revenues and Adjusted Expenses

Adjusted earnings, which may be positive or negative, is used by management to evaluate performance, allocate resources and facilitate comparisons to industry results. This financial measure focuses on our primary businesses principally by excluding the impact of market volatility, which could distort trends.

Adjusted earnings reflects adjusted revenues less adjusted expenses, both net of income tax, and excludes net income (loss) attributable to noncontrolling interests and preferred stock dividends. Provided below are the adjustments to GAAP revenues and GAAP expenses used to calculate adjusted revenues and adjusted expenses, respectively.

Financial Supplement	A-3

Non-GAAP and Other Financial Disclosures (Cont.)

The following are significant items excluded from total revenues, net of income tax, in calculating the adjusted revenues component of adjusted earnings:

•Net investment gains (losses);

•Net derivative gains (losses), except earned income and amortization of premium on derivatives that are hedges of investments or that are used to replicate certain investments, but do not qualify for hedge accounting treatment (“Investment Hedge Adjustments”); and

•Certain variable annuity GMIB fees (“GMIB Fees”).

The following are significant items excluded from total expenses, net of income tax, in calculating the adjusted expenses component of adjusted earnings:

•Amounts associated with benefits related to GMIBs (“GMIB Costs”);

•Amounts associated with periodic crediting rate adjustments based on the total return of a contractually referenced pool of assets and market value adjustments associated with surrenders or terminations of contracts (“Market Value Adjustments”); and

•Amortization of DAC and VOBA related to (i) net investment gains (losses), (ii) net derivative gains (losses), (iii) GMIB Fees and GMIB Costs and (iv) Market Value Adjustments.

The tax impact of the adjustments mentioned is calculated net of the statutory tax rate, which could differ from our effective tax rate.

Consistent with GAAP guidance for segment reporting, adjusted earnings is also our GAAP measure of segment performance.

Adjusted Earnings per Common Share and Adjusted Return on Common Equity

Adjusted earnings per common share and adjusted return on common equity are measures used by management to evaluate the execution of our business strategy and align such strategy with our shareholders’ interests.

Adjusted earnings per common share is defined as adjusted earnings for the period divided by the weighted average number of fully diluted shares of common stock outstanding for the period. The weighted average common shares outstanding used to calculate adjusted earnings per share will differ from such shares used to calculate diluted net income (loss) available to shareholders per common share when the inclusion of dilutive shares has an anti-dilutive effect for one calculation but not for the other.

Adjusted return on common equity is defined as total annual adjusted earnings on a four quarter trailing basis, divided by the simple average of the most recent five quarters of total Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI.

Adjusted Net Investment Income

We present adjusted net investment income to measure our performance for management purposes, and we believe it enhances the understanding of our investment portfolio results. Adjusted net investment income represents net investment income including investment hedge adjustments.

Financial Supplement	A-4

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures

Corporate Expenses

Corporate expenses includes functional department expenses, public company expenses, certain investment expenses, retirement funding and incentive compensation; and excludes establishment costs.

Notable items

Certain of the non-GAAP measures described above may be presented further adjusted to exclude notable items. Notable items reflect the impact on our results of certain unanticipated items and events, as well as certain items and events that were anticipated, such as establishment costs. The presentation of notable items and non-GAAP measures, less notable items is intended to help investors better understand our results and to evaluate and forecast those results.

Book Value per Common Share and Book Value per Common Share, excluding AOCI

Brighthouse uses the term “book value” to refer to “Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI.” Book value per common share is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, including AOCI, divided by ending common shares outstanding. Book value per common share, excluding AOCI, is defined as ending Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI, divided by ending common shares outstanding.

CTE95

CTE95 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst five percent of a set of capital market scenarios over the life of the contracts.

CTE98

CTE98 is defined as the amount of assets required to satisfy contract holder obligations across market environments in the average of the worst two percent of a set of capital market scenarios over the life of the contracts.

Holding Company Liquid Assets

Holding company liquid assets include liquid assets in Brighthouse Financial, Inc., Brighthouse Holdings, LLC, and Brighthouse Services, LLC. Liquid assets include cash and cash equivalents, short-term investments and publicly traded securities excluding assets that are pledged or otherwise committed. Assets pledged or otherwise committed include amounts received in connection with derivatives and collateral financing arrangements.

Total Adjusted Capital

Total adjusted capital primarily consists of statutory capital and surplus, as well as the statutory asset valuation reserve. When referred to as “combined,” represents that of our insurance subsidiaries as a whole.

Financial Supplement	A-5

Non-GAAP and Other Financial Disclosures (Cont.)

Other Financial Disclosures (cont.)

Sales

Life insurance sales consist of 100 percent of annualized new premium for term life, first-year paid premium for whole life, universal life, and variable universal life, and total paid premium for indexed universal life. We exclude company-sponsored internal exchanges, corporate-owned life insurance, bank-owned life insurance, and private placement variable universal life.

Annuity sales consist of 100 percent of direct statutory premiums, except for fixed index annuity sales distributed through MassMutual that consist of 90 percent of gross sales. Annuity sales exclude certain internal exchanges. These sales statistics do not correspond to revenues under GAAP, but are used as relevant measures of business activity.

Net Investment Income Yield

Similar to adjusted net investment income, we present net investment income yields as a performance measure we believe enhances the understanding of our investment portfolio results. Net investment income yields are calculated on adjusted net investment income as a percent of average quarterly asset carrying values. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties. Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

Normalized Statutory Earnings (Loss)

Normalized statutory earnings (loss) is used by management to measure our insurance companies’ ability to pay future distributions and is reflective of whether our hedging program functions as intended. Normalized statutory earnings (loss) is calculated as statutory pre-tax net gain from operations adjusted for the favorable or unfavorable impacts of (i) net realized capital gains (losses), (ii) the change in total asset requirement at CTE95, net of the change in our variable annuity reserves, and (iii) unrealized gains (losses) associated with our variable annuities risk management strategy. Normalized statutory earnings (loss) may be further adjusted for certain unanticipated items that impacted our results in order to help management and investors better understand, evaluate and forecast those results.

Risk-Based Capital Ratio

The risk-based capital ratio is a method of measuring an insurance company’s capital, taking into consideration its relative size and risk profile, in order to ensure compliance with minimum regulatory capital requirements set by the National Association of Insurance Commissioners. When referred to as “combined,” represents that of our insurance subsidiaries as a whole. The reporting of our combined risk-based capital ratio is not intended for the purpose of ranking any insurance company or for use in connection with any marketing, advertising or promotional activities.

Financial Supplement	A-6

Acronyms

AOCI	Accumulated other comprehensive income (loss)
CTE	Conditional tail expectations
DAC	Deferred policy acquisition costs
FHLB	Federal Home Loan Bank
GAAP	Accounting principles generally accepted in the United States of America
GMAB	Guaranteed minimum accumulation benefits
GMDB	Guaranteed minimum death benefits
GMIB	Guaranteed minimum income benefits
GMWB	Guaranteed minimum withdrawal benefits
LIMRA	Life Insurance Marketing and Research Association
NDGL	Net derivative gains (losses)
NIGL	Net investment gains (losses)
RBC	Risk-based capital
TAC	Total adjusted capital
ULSG	Universal life insurance with secondary guarantees
VA	Variable annuity
VOBA	Value of business acquired

Financial Supplement	A-7

Reconciliation of Net Income (Loss) Available to Shareholders to Adjusted Earnings and Adjusted Earnings, Less Notable Items, and Reconciliation of Net Income (Loss) Available to Shareholders per Common Share to Adjusted Earnings per Common Share and Adjusted Earnings, Less Notable Items per Common Share (Unaudited, in millions except per share data)

	For the Three Months Ended
ADJUSTED EARNINGS, LESS NOTABLE ITEMS	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net income (loss) available to shareholders	$(1,045)	$(3,012)	$(1,998)	$4,950	$(1,077)
Less: Net investment gains (losses)	326	5	(34)	(19)	33
Less: Net derivative gains (losses), excluding investment hedge adjustments	(2,415)	(1,862)	(2,657)	6,898	(1,897)
Less: GMIB Fees and GMIB Costs	236	(957)	(125)	(166)	34
Less: Amortization of DAC and VOBA	280	(86)	249	(671)	93
Less: Market value adjustments and other	11	(41)	24	(43)	17
Less: Provision for income tax (expense) benefit on reconciling adjustments	328	618	534	(1,260)	361
Adjusted earnings	189	(689)	11	211	282
Less: Notable items	(83)	(1,077)	(28)	(62)	17
Adjusted earnings, less notable items	$272	$388	$39	$273	$265

ADJUSTED EARNINGS, LESS NOTABLE ITEMS PER COMMON SHARE (1), (2)
Net income (loss) available to shareholders per common share	$(11.69)	$(32.49)	$(21.10)	$47.11	$(10.02)
Less: Net investment gains (losses)	3.65	0.05	(0.36)	(0.18)	0.31
Less: Net derivative gains (losses), excluding investment hedge adjustments	(27.03)	(20.09)	(28.06)	65.64	(17.65)
Less: GMIB Fees and GMIB Costs	2.64	(10.32)	(1.32)	(1.58)	0.32
Less: Amortization of DAC and VOBA	3.13	(0.93)	2.63	(6.38)	0.87
Less: Market value adjustments and other	0.12	(0.44)	0.25	(0.41)	0.16
Less: Provision for income tax (expense) benefit on reconciling adjustments	3.67	6.67	5.64	(11.99)	3.36
Less: Impact of inclusion of dilutive shares	0.02	—	—	—	0.01
Adjusted earnings per common share	2.10	(7.43)	0.11	2.01	2.61
Less: Notable items	(0.92)	(11.62)	(0.30)	(0.59)	0.16
Adjusted earnings, less notable items per common share	$3.03	$4.19	$0.41	$2.60	$2.46

(1) See definitions for Non-GAAP and Other Financial Disclosures in this Appendix.
(2) Per share calculations are on a diluted basis and may not recalculate or foot due to rounding. For loss periods, dilutive shares were not included in the calculation as inclusion of such shares would have an anti-dilutive effect.

Financial Supplement	A-8

Reconciliation of Return on Common Equity to Adjusted Return on Common Equity (Unaudited, dollars in millions)

	Four Quarters Cumulative Trailing Basis
ADJUSTED EARNINGS	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Net income (loss) available to shareholders	$(1,105)	$(1,137)	$2,551	$4,926	$(761)
Less: Net investment gains (losses)	278	(15)	7	104	112
Less: Net derivative gains (losses), excluding investment hedge adjustments	(36)	482	3,401	6,207	(1,994)
Less: GMIB Fees and GMIB Costs	(1,012)	(1,214)	(261)	(158)	43
Less: Amortization of DAC and VOBA	(228)	(415)	(327)	(593)	153
Less: Market value adjustments and other	(49)	(43)	(16)	(56)	(36)
Less: Provision for income tax (expense) benefit on reconciling adjustments	220	253	(588)	(1,156)	362
Adjusted earnings	$(278)	$(185)	$335	$578	$599
	Five Quarters Average Stockholders' Equity Basis
BRIGHTHOUSE FINANCIAL, INC.’S COMMON STOCKHOLDERS’ EQUITY, EXCLUDING AOCI	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Brighthouse Financial, Inc.’s stockholders’ equity	$18,749	$18,683	$18,285	$17,103	$15,912
Less: Preferred stock, net	758	568	490	412	330
Brighthouse Financial, Inc.’s common stockholders’ equity	17,991	18,115	17,795	16,691	15,582
Less: AOCI	4,390	3,960	3,424	2,765	2,379
Brighthouse Financial, Inc.’s common stockholders’ equity, excluding AOCI	$13,601	$14,155	$14,371	$13,926	$13,203
	Five Quarters Average Common Stockholders' Equity Basis
ADJUSTED RETURN ON COMMON EQUITY	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Return on common equity	(6.1)%	(6.3)%	14.3%	29.5%	(4.9)%
Return on AOCI	(25.2)%	(28.7)%	74.5%	178.2%	(32.0)%
Return on common equity, excluding AOCI	(8.1)%	(8.0)%	17.8%	35.4%	(5.8)%
Less: Return on net investment gains (losses)	2.1%	(0.1)%	—%	0.7%	0.8%
Less: Return on net derivative gains (losses), excluding investment hedge adjustments	(0.3)%	3.4%	23.7%	44.6%	(15.1)%
Less: Return on GMIB Fees and GMIB Costs	(7.4)%	(8.6)%	(1.8)%	(1.1)%	0.3%
Less: Return on amortization of DAC and VOBA	(1.7)%	(2.9)%	(2.3)%	(4.3)%	1.2%
Less: Return on market value adjustments and other	(0.4)%	(0.3)%	—%	(0.4)%	(0.2)%
Less: Return on provision for income tax (expense) benefit on reconciling adjustments	1.6%	1.8%	(4.1)%	(8.3)%	2.7%
Adjusted return on common equity	(2.0)%	(1.3)%	2.3%	4.2%	4.5%

Financial Supplement	A-9

Reconciliation of Total Revenues to Adjusted Revenues and Reconciliation of Total Expenses to Adjusted Expenses (Unaudited, in millions)

	For the Three Months Ended					For the Year Ended
	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Total revenues	$131	$309	$(922)	$8,985	$306	$8,503	$6,554
Less: Net investment gains (losses)	326	5	(34)	(19)	33	278	112
Less: Net derivative gains (losses)	(2,410)	(1,857)	(2,653)	6,902	(1,891)	(18)	(1,988)
Less: GMIB Fees	63	68	63	65	66	259	264
Less: Investment hedge adjustments	(5)	(5)	(4)	(4)	(6)	(18)	(6)
Less: Other	11	(1)	—	1	10	11	11
Total adjusted revenues	$2,146	$2,099	$1,706	$2,040	$2,094	$7,991	$8,161

Total expenses	$1,437	$4,152	$1,600	$2,733	$1,678	$9,922	$7,606
Less: Amortization of DAC and VOBA	(280)	86	(249)	671	(93)	228	(153)
Less: GMIB Costs	(173)	1,025	188	231	32	1,271	221
Less: Other	—	40	(24)	44	(7)	60	47
Total adjusted expenses	$1,890	$3,001	$1,685	$1,787	$1,746	$8,363	$7,491

Financial Supplement	A-10

Investment Reconciliation Details (Unaudited, dollars in millions)

	For the Three Months Ended					For the Year Ended
NET INVESTMENT GAINS (LOSSES)	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019	December 31, 2020	December 31, 2019
Investment portfolio gains (losses)	$329	$2	$(13)	$2	$43	$320	$133
Investment portfolio writedowns	(3)	3	(21)	(21)	(10)	(42)	(21)
Net investment gains (losses)	$326	$5	$(34)	$(19)	$33	$278	$112

	For the Three Months Ended
NET INVESTMENT INCOME YIELD	December 31, 2020	September 30, 2020	June 30, 2020	March 31, 2020	December 31, 2019
Investment income yield (1)	4.70%	4.56%	3.11%	4.44%	4.43%
Investment fees and expenses (2)	(0.14)%	(0.14)%	(0.13)%	(0.14)%	(0.11)%
Net investment income yield	4.56%	4.42%	2.98%	4.30%	4.32%

(1) Yields are calculated on investment income as a percent of average quarterly asset carrying values. Investment income includes investment hedge adjustments, excludes realized gains and losses and reflects the GAAP adjustments described beginning on page A-2 of this Appendix. Asset carrying values exclude unrealized gains (losses), collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.

(2) Investment fee and expense yields are calculated as investment fees and expenses as a percent of average quarterly asset estimated fair values. Asset estimated fair values exclude collateral received in connection with our securities lending program, freestanding derivative assets and collateral received from derivative counterparties.